SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2005

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification Number)

1700 Lincoln Street

Denver, Colorado 8020

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement

On April 27, 2005, the stockholders of Newmont Mining Corporation (the “Company”), upon the recommendation of the Company’s Board of Directors, approved the Newmont Mining Corporation 2005 Stock Incentive Plan (the “2005 Plan”).

The purpose of the 2005 Plan is to enhance the growth, development and success of the Company for the benefit of its stockholders by enabling the Company to offer employees, non-employee directors and consultants of the Company and its subsidiaries and eligible affiliates common stock-based incentives and thereby attract, retain and reward these individuals and strengthen the mutuality of interests between these individuals and the Company’s stockholders. The Compensation and Management Development Committee (the “Compensation Committee”), which administers the 2005 Plan, will determine which eligible employees, non-employee directors and/or consultants will receive options or other awards under 2005 Plan and the type and number of shares of common stock covered by each option or other award under the Plan. A maximum of 20,000,000 shares of the Company’s common stock are available for delivery under the 2005 Plan, subject to adjustment for certain changes in the Company’s capital structure. Out of this maximum number of shares of common stock, no more than 10,000,000 shares may be awarded as restricted stock or other stock-based awards and no more than 1,000,000 shares may be awarded as non-employee director stock awards.

A more detailed summary of the material features of the 2005 Plan is set forth in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 17, 2005 (the “2005 Proxy Statement”). The summary in the 2005 Proxy Statement and the description of the 2005 Plan contained herein are qualified in their entirety by reference to the complete text of the 2005 Plan, which is included as part of the 2005 Proxy Statement and filed as Exhibit 10.1 to this Form 8-K.

On April 27, 2005, the Board of Directors decided not to grant to the non-employee directors who were elected or re-elected to the Company’s Board of Directors at the Company’s 2005 Annual Meeting of Stockholders the stock awards described in the 2005 Proxy Statement under “Directors Compensation - Non-Employee Directors Stock Plan” on the first business day after such Annual Meeting. Instead, such directors will receive under the 2005 Stock Incentive Plan an equity-based award having a fair market value of $50,000 on the date of grant, in such form and subject to such terms as determined by the Board of Directors.

Item 9.01—Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Newmont Mining Corporation 2005 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: May 2, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Newmont Mining Corporation 2005 Stock Incentive Plan